SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

October 3, 2011

CHINA NUVO SOLAR ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-48746	87-0567853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 703

West Palm Beach, Florida 33401

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (561) 514-9042

_____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)

On October 3, 2011, Mr. Richard W. Perkins, Director of China Nuvo Solar Energy, Inc., resigned his position with the Company.   Mr. Perkins had no known disagreements with the registrant, known to an executive officer of the registrant, on any matter relating to the registrant’s operations, policies or practices, and Mr. Perkins was not removed for cause from the board of directors.  The Company has no standing committees on which Mr. Perkins served.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

Exhibit	Description
17.1	Resignation Letter of Richard W. Perkins dated October 3, 2011 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NUVO SOLAR ENERGY, INC.

Date: October 6, 2011	By: /s/ Barry S. Hollander
Barry Hollander, Principal Financial Officer

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